SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[ ] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:


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                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
                    Special Meeting AUGUST 31, 2005 9:00 a.m.

                               VERBAL VOTE SCRIPT



Hello, may I speak to Mr. / Ms. (Shareholder). Hello, this call may be recorded. My name is ___________; I am calling on behalf of TIAA-CREF Institutional Mutual Funds. We are contacting the shareholders of the fund to assist with questions you may have, and in getting the necessary proxy votes for the Special Meeting of Shareholders to be held on August 31, 2005.

Have you received the Proxy materials?

NOTE: (If shareholder says he/she has already mailed in the proxy card, verify that the proxy card mailed in was for the August 31, 2005 TIAA-CREF special meeting of shareholders, not the July 19, 2005, CREF shareholder meeting.)


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      [Part I - Remail procedure - Disposition 14 - Remail to Old Address]

-> At this point - If shareholder did not receive the materials then the rep should make sure that the address on file is correct. Rep should say the following.

"I would like to take a moment to verify the address we have on record for you. (Read the address we have on file to the shareholder). Is this address correct?"

-> If the answer is "YES". Rep should state the following to the shareholder:
(If "NO" - See Part II)

Mr./ Ms.________________________ , I have placed a request to have a new set of PROXY materials sent to the address on record. When you receive the proxy statement you may call us at 800-755-7250 and we will be happy to answer any questions you may have and, take you vote over the telephone.

NOTE: System should record this request as disposition "14 - Remail to Old Address"

-> The call is terminated at this point. Account is dispositioned as "14 - Remail to Old Address."
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
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      [Part II - Remail Procedure - Disposition 15 - Remail to NEW Address]
      ---------------------------------------------------------------------

-> If the answer is "NO" (address on file is incorrect). Rep should state the following to the shareholder:

"I would like to take a moment to record your correct address and have a new set of material mailed to you promptly." (Input shareholders correct address into the system)

-> Rep should verify the correct address. Read the address back to the shareholder.

Mr./ Ms. , I have placed a request to have a new set of PROXY materials sent to you. When you receive the proxy statement you may call us at 800-755-7250 and we will be happy to answer any questions you may have and, take you vote over the telephone.

NOTE: System should record this request as disposition "15 - Remail to New Address"

-> The call is terminated at this point. Account is dispositioned as "15 - Remail to New Address."
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If Yes: Great. Mr. / Ms. ___________________your vote is very important and your board of trustees recommends that you vote "FOR" each of the proposals to be considered and voted on at the special meeting.

Verbal Vote Branch - Registered

For your convenience, we can record your vote over the telephone now if you wish. It will only take a moment of your time.

Would you like to do so?

Yes
          In order to record your vote, I will be recording this portion of the call. Do I have your permission?

          Yes
          I will ask you to verify your full name and address and that you received the proxy statement. For your security and verification purposes, I will also ask you to verify only the last four digits of your social security number.



Are you ready?

          If No
               Mr. / Ms. ______________________ are there any questions
               regarding the proposals that I can assist you with at this time? (Answer questions using the proxy statement as your guide.)

          Would you like me to record your vote over the telephone?


If No At your earliest convenience please sign date and mail back your proxy card in the envelope provided. You may also vote your shares by touch tone telephone or over the internet by following the instructions on your proxy card. If you have any questions, please call us at 800-755-7250.

Thank you for your time.


Yes
          May I please have your full name?
          (Display full name)

Correct/Incorrect

Correct
          May I please have your full address?
          (Display full address)

Correct/Incorrect

Correct
          May I please have ONLY the last four digits of your social security number?

Correct/Incorrect

Correct
Mr./Ms._______________________, have you received TIAA-CREF Institutional Mutual Funds proxy statement for the Special Meeting of Shareholders to be held on August 31, 2005 at 9:00 a. m.

Yes/No



If Yes
          Your Board of trustees are asking you to consider proposals which they have studied carefully. They recommend that you vote in favor of the proposals. Would you like to vote in favor of the proposals, on all of your accounts with TIAA-CREF Institutional Mutual Funds as recommended by your Board and as described in the proxy statement?


Yes/No

Yes
          (System will automatically vote FOR proposals 1, 2, 3, & 4 (Retail
          Only). Go to close.

No
Then let's record your vote separately for each proposal.

          Proposal Number One - To elect Trustees to serve until their successors are elected and qualified. (See proxy card)

          For All
          Withhold All
          For All Except

          Proposal Number Two - To ratify the selection by the Board of Trustees of Pricewaterhousecoopers LLP to serve as the Funds' independent registered public accounting firm for the fiscal year ending September 30, 2005.

                    For
                    Against
                    Abstain

          Proposal Number Three - To approve a new investment management agreement between the Funds and Teachers Advisors, Inc.


                    For
                    Against
                    Abstain

          Proposal Number Four - To approve the adoption of a distribution plan with respect to the Retail Class Shares of the Funds. (Retail Only)

                    For
                    Against
                    Abstain


Close
         (Shareholder of Record)_________ I have recorded your vote which also constitutes your appointment of D.F. King & Co., Inc as agent to record your instructions as directed by you for all of your shares of TIAA-CREF Institutional Mutual Funds in connection with the special shareholder meeting scheduled for August 31, 2005, as you directed



         To Confirm, You voted
                  ______ Proposal One
                  ______ Proposal Two
                  ______ Proposal Three
                  ______ Proposal Four (Retail Class Only)



         Is This Correct?

Yes
         Within 72 hours we will mail you a letter confirming your vote. The letter will include a toll free number to call us with your questions or to change your vote.



No
         Loop them back to the first vote question on voting with the board.

Thank you for your time. If you have any questions, please call us at 800-755-7250

Incorrect.
         I'm sorry, the information you have given me does not agree with the information I have on file and unfortunately, I will not be able to take your vote.

         At your earliest convenience please sign date and mail back your proxy card in the envelope provided. You may also vote your shares by touch tone telephone or over the internet by following the instructions on your proxy card. If you have any questions, please call us at 800-755-7250.

         Thank you for your time.

Dear Shareholder:

      We recently sent you TIAA-CREF Institutional Mutual Funds ("the Institutional Funds") proxy materials asking for your vote on proposals which will affect your investment. The Board of Trustees of the Institutional Funds unanimously approved the proposals described in the proxy materials and recommends that you vote in favor of all the proposals.

      If you have already registered your vote, we thank you and apologize for sending this follow-up mailing. The special meeting of shareholders is scheduled for August 31, 2005. Your vote allows you to weigh in on these important proposals, so please vote today.

How do I vote?

      o By marking, signing, and mailing the enclosed proxy card in the postage-paid envelope provided;

      o By logging on to the Internet site shown on your proxy card(s) and follow the on-screen instructions;

      o By dialing the toll free telephone number shown on your proxy card(s) and follow the recorded instructions; or

      o By voting in person at the special meeting scheduled for August 31, 2005.

      If you cannot locate your proxy materials or have any questions about the materials, please call D.F. King & Co., Inc., our proxy solicitation firm, toll free at 1 800 755-7250.


                                            TIAA-CREF Institutional Mutual Funds


                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.